AMENDMENT NO. 3
                                       TO
                                CREDIT AGREEMENT



      AMENDMENT NO. 3 (this "Amendment"), dated as of April 20, 1999, to the Credit Agreement, dated as of May 22, 1997, by and among INTERNATIONAL GAME TECHNOLOGY, a Nevada corporation (the "Borrower"), THE BANK OF NEW YORK, as administrative agent (the "Administrative Agent") and as the Issuing Bank, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Documentation Agent, CIBC INC., CREDIT LYONNAIS LOS ANGELES BRANCH, DEUTSCHE BANK AG, NEW YORK BRANCH AND/OR CAYMAN ISLANDS BRANCH, KEYBANK NATIONAL ASSOCIATION and UNITED STATES NATIONAL BANK OF OREGON, as Co-Agents (in such capacity, the "Co-Agents", each, a "Co-Agent"), and the lenders party hereto (together with their respective assigns, the "Lenders", each a "Lender"), as amended by Amendment No. 1, dated as of August 19, 1997, and Amendment No. 2, dated as of January 16, 1998 (as so amended, the "Credit Agreement").


                                    RECITALS

A. Capitalized terms used herein which are not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

B. The Borrower has requested that the Credit Agreement be amended to the extent and in the manner set forth herein and the Administrative Agent, the Issuing Bank and the Lenders are willing to agree to such amendment subject to the terms and conditions hereinafter set forth.

      Accordingly, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. The definition of "Special Counsel" contained in Section 1.1 of the Agreement is amended in its entirety to read as follows:

                  "Special Counsel":  Bryan Cave LLP, special counsel to
            the Administrative Agent.

2.          The following Section is added to Article 4 of the Agreement:

                  4.21  Year 2000

                        Any   reprogramming   required   to  permit  the  proper
            functioning, in and following the year 2000, of (i) the Borrower's and its Subsidiaries' computer systems and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or, to the extent within the Borrower's control, with which the Borrower's or its Subsidiaries' systems interact) and the testing of all such systems and equipment, as so reprogrammed, is expected to be completed by November 30, 1999. The cost to the Borrower and its Subsidiaries of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Borrower and its Subsidiaries (including reprogramming errors and the failure of others' systems or equipment) is not reasonably expected to result in a Default or a Material Adverse Effect. To the knowledge of the Borrower, except for such of the reprogramming referred to in the preceding sentence as may be necessary, the computer and management information systems of the Borrower and its Subsidiaries are and, with ordinary course upgrading and maintenance, will continue for the term of this Agreement to be, sufficient to permit the Borrower and its Subsidiaries to conduct their business without Material Adverse Effect.

3. Section 8.1(vi) of the Credit Agreement is amended by adding the following proviso to the end thereof:

            provided that in the event that the foregoing Indebtedness of IGT-Australia is repaid in full and the Contingent Obligations of the Borrower in respect of its guaranty thereof is released, IGT Australia may incur unsecured Indebtedness under a line of credit not in excess of 30,000,000 Australian Dollars and the Borrower may incur Contingent Obligations in respect of a guaranty thereof,

4. Section 8.1 of the Credit Agreement is further amended to delete the word "and" appearing at the end of clause (viii), to substitute "and" for the period at the end of clause (ix) and to add a new clause (x) to read as follows:

                  (x) other unsecured  Indebtedness  of the Borrower  (including
            Indebtedness consisting of short-term notes issued by the Borrower in the commercial paper market ("Commercial Paper")) regardless of the maturity thereof, provided that (i) immediately before and after giving effect to any such issuance, no Default or Event of Default shall exist and (ii) the aggregate principal amount of all such Indebtedness outstanding at any one time shall not exceed an amount equal to $300,000,000 and provided further that any such Indebtedness constituting Commercial Paper shall not exceed the sum of (A) the difference at such time between $300,000,000 and the aggregate principal balance of all Indebtedness outstanding under this clause (x) and (B) the difference at such time between the Aggregate Commitment Amount and the Aggregate Credit Exposure.

5. Section 8.3 of the Credit Agreement is amended by restating clause (d) thereof in its entirety to read as follows:

                  (d) The Borrower and its Subsidiaries  may make  Acquisitions, provided that:

(i) no Default or Event of Default shall exist immediately before or after giving effect to such Acquisition;

(ii) the Borrower will be in compliance with each of the financial covenants contained in Section 7.11 on a pro-forma basis after giving effect to such Acquisition and any Indebtedness incurred or assumed in connection therewith which is permitted by Section 8.1;

(iii) immediately after giving effect to each such Acquisition, all of the representations and warranties contained in Section 4 shall be true and correct as if then made;

(iv) the Person, business or assets acquired in connection with such Acquisition are in the same or a related line of business to the Borrower or any of its Subsidiaries; and

(v)         the  Administrative  Agent shall have received such  information  or
            documents  as  the   Administrative   Agent  shall  have  reasonably
            requested.

6. Section 8.4 of the Credit Agreement is amended to replace the word "and" appearing at the end of subsection (c) with a semi-colon, to substitute a semi-colon for the period at the end of subsection (d) and to add a new subsection (e) to read as follows:

                  (e) on and after the consummation of the acquisition of Sodak Gaming, Inc. ("Sodak"), Dispositions of assets of Sodak which are reasonably determined by the Borrower not to be necessary to the conduct of the businesses of Sodak to be continued by the Borrower, including, without limitation, the sale of the riverboat casino owned by Sodak and related assets if acquired by the Borrower.

7. Section 8.5 of the Credit Agreement is amended by restating subsections (d) and (o) thereof in their entirety to read as follows:

                  (d) Investments (i) by the Borrower, IGT or any of IGT's Subsidiaries in IGT or any of IGT's wholly-owned Subsidiaries, including Investments in Intercompany Indebtedness, (ii) by any Subsidiary in the Borrower, and (iii) by the Borrower or any of its Subsidiaries in any wholly-owned Subsidiary of the Borrower, including Investments in Intercompany Indebtedness, provided that such Investments under this clause (iii) shall not exceed in the aggregate 25% of the Borrower's Consolidated Total Assets at any time;

                  (o) other Investments (including, without limitation, Investments in joint ventures to the extent not described in subsections (m) or (n) above and Investments described in subsection
            (q) below to the extent in excess of the amounts permitted therein) in an aggregate amount not to exceed $100,000,000, provided that no Default or Event of Default shall exist before or after giving effect thereto;

8. Section 8.5 of the Credit Agreement is further amended to substitute ";and" for the period at the end of subsection (p) and to add new subsection (q) to read as follows:

                  (q) the purchase by the Borrower of promissory notes of Silver
            Club Inc. and CMS El Capitan from Wells Fargo Bank for an amount not in excess of $15,500,000 plus accrued and unpaid interest thereon.

9. Section 8.12 of the Credit Agreement is amended in its entirety to read "Intentionally Omitted".

10. The effectiveness of this Amendment is subject to the prior or simultaneous fulfillment of the following conditions:

(a) The Administrative Agent shall have received this Amendment executed by a duly authorized officer or officers of the Borrower and Required Lenders.

(b) The Administrative Agent shall have received for the account of each Lender executing this Amendment and delivering its signature page hereto (or a facsimile thereof) to Special Counsel prior to 5:00 p.m. (New York City time) on April 20, 1999, a fee equal to 0.075% of such Lender's Commitment.

(c) Except for notices required to be given to Gaming Authorities after the execution and delivery of this Amendment, which notices are for informational purposes only and the failure to give the same will not affect the validity or enforceability of the Loan Documents, all consents, authorizations, approvals, filings and exemptions of all Persons required to be obtained or made in connection with this Amendment, including, without limitation, any required consents, authorizations, approvals, filings and exemptions of Gaming Authorities, shall have been obtained or made, as the case may be, and shall be in full force and effect, and all required notices have been given and all required waiting periods shall have expired, and the Administrative Agent shall have received a certificate, in all respects satisfactory to the Administrative Agent, of an executive officer of the Borrower to the foregoing effects.

11. The Borrower hereby (i) reaffirms and admits the validity and enforceability of the Credit Agreement and the other Loan Documents and all of its obligations thereunder, (ii) agrees and admits that it has no defenses to or offsets against any of its obligations to the Lenders under the Loan Documents, (iii) represents and warrants that there exists no Default or Event of Default, and (iv) represents and warrants that each of the representations and warranties contained in the Credit Agreement is true and correct, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct on and as of such earlier date and for consents, authorizations, approvals, filings and exemptions of all Persons which are required to be obtained or made in connection with this Amendment, including Gaming Authorities, which consents, authorizations, approvals, filings and exemptions will have been obtained or made prior to the effectiveness of this Amendment.

12. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one amendment. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

13. This Amendment is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

14. Except as amended hereby, the Credit Agreement shall in all other respects remain in full force and effect.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                    INTERNATIONAL GAME TECHNOLOGY



                                    By:
                                    Name:
                                    Title:



                                    By:
                                    Name:
                                    Title:

                          INTERNATIONAL GAME TECHNOLOGY
                       AMENDMENT NO. 3 TO CREDIT AGREEMENT


                                    THE BANK OF NEW YORK, individually, as
                                    Issuing Bank and as Administrative Agent



                                    By:
                                    Name:
                                    Title:

                          INTERNATIONAL GAME TECHNOLOGY
                       AMENDMENT NO. 3 TO CREDIT AGREEMENT


                                    CONSENTED TO BY:

                                    WELLS FARGO BANK, NATIONAL ASSOCIATION,
                                    individually and as Documentation Agent



                                    By:
                                    Name:
                                    Title:

                          INTERNATIONAL GAME TECHNOLOGY
                       AMENDMENT NO. 3 TO CREDIT AGREEMENT


                                    CONSENTED TO BY:

                                    CIBC INC., individually and as a Co-Agent



                                    By:
                                    Name:
                                    Title:

                          INTERNATIONAL GAME TECHNOLOGY
                       AMENDMENT NO. 3 TO CREDIT AGREEMENT


                                    CONSENTED TO BY:

                                    CREDIT LYONNAIS LOS ANGELES BRANCH,
                                    individually and as a Co-Agent



                                    By:
                                    Name:
                                    Title:

                          INTERNATIONAL GAME TECHNOLOGY
                       AMENDMENT NO. 3 TO CREDIT AGREEMENT


                                    CONSENTED TO BY:

                                    DEUTSCHE BANK AG, NEW YORK BRANCH AND/OR
                                    CAYMAN ISLANDS BRANCH, individually and
                                    as a Co-Agent



                                    By:
                                    Name:
                                    Title:



                                    By:
                                    Name:
                                    Title:

                                    CONSENTED TO BY:

                                    KEYBANK NATIONAL ASSOCIATION,
                                    individually and as a Co-Agent



                                    By:
                                    Name:
                                    Title:

                          INTERNATIONAL GAME TECHNOLOGY
                       AMENDMENT NO. 3 TO CREDIT AGREEMENT


                                    CONSENTED TO BY:

                                    U. S. BANK NATIONAL ASSOCIATION,
                                    individually and as a Co-Agent



                                    By:
                                    Name:
                                    Title:

                          INTERNATIONAL GAME TECHNOLOGY
                       AMENDMENT NO. 3 TO CREDIT AGREEMENT


                                    CONSENTED TO BY:

                                    BANCA DI ROMA, SAN FRANCISCO BRANCH



                                    By:
                                    Name:
                                    Title:



                                    By:
                                    Name:
                                    Title:

                          INTERNATIONAL GAME TECHNOLOGY
                       AMENDMENT NO. 3 TO CREDIT AGREEMENT


                                    CONSENTED TO BY:

                                    BANK OF MONTREAL



                                    By:
                                    Name:
                                    Title:

                          INTERNATIONAL GAME TECHNOLOGY
                       AMENDMENT NO. 3 TO CREDIT AGREEMENT


                                    CONSENTED TO BY:

                                    THE DAI-ICHI KANGYO BANK, LTD., NEW YORK
                                     BRANCH



                                    By:
                                    Name:
                                    Title:

                          INTERNATIONAL GAME TECHNOLOGY
                       AMENDMENT NO. 3 TO CREDIT AGREEMENT


                                    CONSENTED TO BY:

                                    FLEET BANK N.A.



                                    By:
                                    Name:
                                    Title:

                          INTERNATIONAL GAME TECHNOLOGY
                       AMENDMENT NO. 3 TO CREDIT AGREEMENT


                                    CONSENTED TO BY:

                                    MICHIGAN NATIONAL BANK



                                    By:
                                    Name:
                                    Title:

                          INTERNATIONAL GAME TECHNOLOGY
                       AMENDMENT NO. 3 TO CREDIT AGREEMENT


                                    CONSENTED TO BY:

                                    THE SANWA BANK, LIMITED, LOS ANGELES
                                     BRANCH



                                    By:
                                    Name:
                                    Title:

                          INTERNATIONAL GAME TECHNOLOGY
                       AMENDMENT NO. 3 TO CREDIT AGREEMENT


                                    CONSENTED TO BY:

                                    THE SUMITOMO BANK, LIMITED



                                    By:
                                    Name:
                                    Title: